Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pacer International, Inc. (the “Company”), on Form 10-K for the fiscal year ended December 28, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael E. Uremovich, Chief Executive Officer of the Company, and Lawrence C. Yarberry, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael E. Uremovich
Michael E. Uremovich Chief Executive Officer February 19, 2008

/s/ Lawrence C. Yarberry
Lawrence C. Yarberry Chief Financial Officer February 19, 2008

A signed original of this written statement required by Section 906 has been provided to Pacer International, Inc. and will be retained by Pacer International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.